UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2011 (March 15, 2011)

CCA Industries, Inc.

(Exact name of registrant as specified in the charter)

DELAWARE	1-31643	04-2795439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

200 MURRAY HILL PARKWAY, EAST RUTHERFORD, NEW JERSEY	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 330-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2011, CCA Industries, Inc. (the “Company”), entered into a Change of Control Agreement (together, the “COC Agreements”) with each of Ira W. Berman and David Edell (the “Consultants”).  Each of Mr. Berman and Mr. Edell was employed as a senior executive of the Company until December 31, 2010, at which point they each became consultants to the Company pursuant to the terms of their respective Amended and Restated Employment Agreements, as amended (each, an “Employment/Consulting Agreement”), which are listed as Exhibits 10.1 and 10.2 to the Company’s Annual Report on Form 10-K for the year ended November 30, 2010.  Messrs. Berman and Edell each are directors of the Company.

The COC Agreements contained identical terms and conditions to each other and provide that, in the event of a Change of Control of the Company, each of the Consultants is entitled to cease performing consulting services under his respective Employment/Consulting Agreement, and is entitled to certain payments from the Company, including a lump sum payment of all fees under the Employment/Consulting Agreement from the date of occurrence of the Change of Control through the end of the original term of that Employment/Consulting Agreement.  In addition, upon on Change of Control, all of the Consultants’ unvested awards under the Company’s equity-based compensation plans, if any, automatically vest in full.

Under the COC Agreements, each Consultant has agreed to a non-competition and non-solicitation restriction for two years, during which two-year period the Consultant is entitled to continued coverage under the Company’s group health, dental, long-term disability and life insurance plans.

The foregoing summary of the COC Agreements are qualified in their entirety by the full text of the COC Agreements, copies of which are attached as Exhibits 10.1 and 10.2 to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Change of Control Agreement, dated March 15, 2011, by and between CCA Industries, Inc. and Ira W. Berman.

10.2	Change of Control Agreement, dated March 15, 2011, by and between CCA Industries, Inc. and David Edell.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCA INDUSTRIES, INC.

Date: March 17, 2011	/s/ Stephen A. Heit
Stephen A. Heit
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change of Control Agreement, dated March 15, 2011, by and between CCA Industries, Inc. and Ira W. Berman.

10.2	Change of Control Agreement, dated March 15, 2011, by and between CCA Industries, Inc. and David Edell.